UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 28, 2025

Armada Acquisition Corp. II

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42661	98-1815892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

382 NE 191st St, Suite 52895

Miami, FL 33179-52895

(Address of principal executive offices)

(786) 548-1886

(Registrant’s telephone number, including area code)

1760 Market Street, Suite 602

Philadelphia, PA 19103

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	AACIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AACIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Waiver to Insider Letter

On August 28, 2025, Armada Sponsor II LLC (the “Original Sponsor”), Armada Acquisition Corp. II (the “Company”), Stephen P. Herbert, Douglas M. Lurio, Thomas A. Decker, Mohammad A. Khan, Celso L. White and the other parties thereto entered into a waiver (the “Waiver”) with respect to that certain insider letter agreement, dated May 20, 2025, by and among the Company, the Original Sponsor and the other persons party thereto (the “Insider Letter”).

Pursuant to the Waiver, the parties thereto irrevocably waived the provisions of Section 7 of the Insider Letter to the extent, but only to the extent, necessary or desirable to facilitate the New Sponsor Purchase by Arrington XRP Capital Fund, LP, a Delaware limited partnership (the “New Sponsor”), described below.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

Joinder Agreement

On August 28, 2025, the New Sponsor entered that certain joinder to insider letter agreement and registration rights agreement (the “Joinder”). Pursuant to the Joinder, the New Sponsor agreed, with effect from the date of the Joinder, to join as a party to the Insider Letter and to that certain Registration Rights Agreement, dated May 20, 2025, by and among the Company, the Original Sponsor and the other persons party thereto.

Entry into the Joinder was a condition to the consummation of the transactions contemplated by the Purchase Agreement (as defined below).

The foregoing description of the Joinder does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2, which is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As previously disclosed by the Company, including in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2025 and an information statement on Schedule 14f-1 filed with the SEC on August 15, 2025 (the “Schedule 14F”), the Company entered into a Sponsor Securities Purchase Agreement (the “Purchase Agreement”) with the Original Sponsor and the New Sponsor, pursuant to which the Original Sponsor agreed to sell to the New Sponsor, and the New Sponsor agreed to purchase from the Original Sponsor, an aggregate of 7,880,000 Class B ordinary shares, par value $0.0001 per share, 400,000 Class A ordinary shares, par value $0.0001 per share, and 200,000 private placement warrants of the Company for an aggregate purchase price of $6,600,000 (such transaction, the “New Sponsor Purchase”) and the New Sponsor received a limited, revocable license to the Armada Acquisition Corp. II branding for a period of time that expires not later than November 22, 2026 (unless the termination date of the Company is extended to a later date). On August 28, 2025, the New Sponsor Purchase was completed pursuant to the terms of the Purchase Agreement (the “Closing”), the appointments and resignations of directors of the Company described in the Schedule 14F and Item 5.02 of this Current Report on Form 8-K became effective, and the Original Sponsor ceased to control the Company. Following the Closing, the New Sponsor owns all of the equity interests of the Company held by the Original Sponsor, including 100% of the Company’s Class B ordinary shares, has the power to appoint all members of the board of directors of the Company (the “Board”), and may therefore be deemed to control the Company.

The information disclosed under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 to the extent required herein.

Following the change of control, our business has not changed and the Company is still a shell company as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934. Form 10 information regarding the Company and its operations is incorporated herein by reference to the Company’s previously filed documents set forth in bullets below (the “Prior Filings”). There have been no material changes to the disclosures previously made in the Prior Filings other than as a result of the change of control described herein.

•	Amendment No. 2 to the Registration Statement on Form S-1/A filed with the SEC on May 15, 2025 (including the information deemed incorporated by reference therein);

•	The Quarterly Report on Form 10-Q for quarter ended June 30, 2025;

•	The Current Reports on Form 8-K filed with the SEC on May 28, 2025, June 2, 2025, June 17, 2025, and August 12, 2025; and

•	The Schedule 14F.

As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Officers

On August 28, 2025, Stephen P. Herbert, Douglas M. Lurio, Mohammad A. Khan, Thomas Decker and Celso L. White resigned as directors of the Company, Stephen P. Herbert resigned as Chief Executive Officer and principal executive officer of the Company, and Douglas M. Lurio resigned as President and Chief Financial Officer and principal financial and accounting officer of the Company. There was no known disagreement with any of the outgoing directors or officers on any matter relating to the Company’s operations, policies or practices.

Appointment of Directors and Officers

On August 28, 2025, J. Michael Arrington, Taryn Naidu, Richard Danis, Lindy Key and Ronald Palmeri were appointed as directors of the Company, with Mr. Arrington being appointed as the Chairman of the Board. On August 28, 2025, Taryn Naidu was appointed as Chief Executive Officer and principal executive officer of the Company, and Kyle Horton was appointed as Chief Financial Officer and principal financial and accounting officer of the Company. Each such director and officer entered into an indemnification agreement with the Company in a form substantially consistent with the Company’s standard form in connection with their appointment.

Mr. Herbert, former Chief Executive Officer of the Company, and Mr. Lurio, former President and Chief Financial Officer of the Company, have entered into advisor agreements with the Company to serve as advisors to Taryn Naidu in his capacity as Chief Executive Officer (the “Advisor Agreements”). Other than pursuant to the Purchase Agreement and the Advisor Agreements, there are no arrangements or understandings among members of the former and new control groups and their associates with respect to election of directors or other matters. In addition, none of the new directors or officers of the Company has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Certain Information Concerning New Directors and Officers

The following sets forth certain information concerning each new director and officer’s past employment history, directorships held in public companies, if any, and their qualifications for service on the Board.

J. Michael Arrington was the founder of and has been a Managing Member at Arrington Capital Management, LLC, a web3 multi-strategy hedge fund, since December 2017. Mr. Arrington founded TechCrunch, a leading technology news site launched in 2005. Mr. Arrington previously practiced corporate law, co-founded several startups, and later established the venture firm CrunchFund, prior to focusing on cryptocurrency and web3 investments. Mr. Arrington received a Bachelor of Arts in Economics from Claremont McKenna College and a Juris Doctor from Stanford Law School. The Company believes that Mr. Arrington is qualified to serve on the Board because of his senior management, business development, and industry experience (including web3 and venture experience.

Taryn Naidu has served as a Partner and Chief Operating Officer at Arrington Capital Investment Management, LLC since June 2023. Mr. Naidu also serves as a director at System1, Inc. (NASDAQ: SST). From March 2019 to April 2022, Mr. Naidu served as the Chief Operating Officer at Rigetti Computing, Inc., where he was instrumental in the business operations and led multiple financing rounds for such company, including its public offering through a deSPAC merger. From August 2014 to August 2017, Mr. Naidu was the Chief Executive Officer and a member of the Board of Directors of Rightside Group Ltd. after its business separation from Leaf Group Ltd. in 2014, where he led one of the leading domain services companies, until its sale to Identity Digital in 2017. Mr. Naidu received a Bachelor of Computer Science from the University of Regina. The Company believes Mr. Naidu is qualified to serve on the Board because of his technical background, his experience with public company boards, and his strategic planning and industry experience.

Kyle Horton started his career as an Engineering Officer in the United States Air Force serving in both the US and Afghanistan. Mr. Horton has worked in Finance and Operations at large public companies, Apple and Wayfair, as well as several early-stage technology startups. As Senior Vice President of Strategy, Finance and Operations at Rigetti Computing (RGTI) Mr. Horton was instrumental in taking Rigetti Computing public through a SPAC transaction in 2022 (RGTI). Mr. Horton has served as the Vice President, Finance and Operations at Arrington Capital since January 2024, a web3 multi-strategy hedge fund. Mr. Horton received a Bachelor of Science from the University of Virginia and a Master of Business Administration from Cornell University.

Richard Danis served as the General Counsel for Bluetooth SIG, Inc. from December 2024 to April 2025, and as the General Counsel and Corporate Secretary at Rigetti Computing, Inc. from July 2019 to December 2024. From January 2020 to December 2022, Mr. Danis served as a Director on the board of F3 Nation, Inc. Mr. Danis received a Bachelor of Art in Accounting from Ohio University and a Juris Doctor from DePaul University College of Law. The Company believes that Mr. Danis is qualified to serve on the Board because of his senior management experience and his experience with risk assessment, international business, and board governance.

Ronald Palmeri served as Chief Executive Officer and director at Trainspot, Inc. from August 2023 to July 2024. From June 2019 to February 2022, Mr. Palmeri served as a Partner at Arrington Capital Management, LLC, where he worked with entrepreneurs creating new rails for data, finance, and ownership. Prior to joining Arrington Capital Management, LLC, Mr. Palmeri founded several startups and MkII Ventures. Mr. Palmeri received a Bachelor of Arts in History and French from Middlebury College and attended Sciences Po in Paris. He has written and spoken widely on user-driven product development and the craft of venture company-building. The Company believes that Mr. Palmeri is qualified to serve on the Board because of his senior management, business development, and industry experience (including web3 and venture experience) and his knowledge of and perspective on building and operating companies.

Lindy Key was the founder and has been the Principal of WNC Consulting Group, LLC since February 2020, providing accounting and finance consulting services to companies. From October 2015 to February 2020, Ms. Key served as the Assistant Controller and later Controller at Porch Group Inc., and as Director of Accounting at Leaf Group Ltd. Ms. Key holds an undergraduate degree in Business Administration from the University of Washington and a Certificate in Accounting from the University of Washington Foster School of Business. The Company believes Ms. Key is qualified to serve on the Board because of her technical background, her accounting and auditing experience, and her international business experience.

Committees of the Board

The Company has audit, compensation, and nominating and corporate governance committees of the Board. As a result of the appointments and resignations of directors of the Company as described above, as of August 28, 2025, the membership of the audit, compensation, and nominating and corporate governance committees of the Board is as follows:

•	Audit Committee: Lindy Key (as Chair and audit committee financial expert), Richard Danis and Ronald Palmeri

•	Compensation Committee: Ronald Palmeri (as Chair), Richard Danis and Lindy Key; and

•	Nominating and Corporate Governance Committee: Richard Danis (as Chair), Lindy Key and Ronald Palmeri.

Item 7.01.	Regulation FD Disclosure.

On August 28, 2025, the Company issued a press release announcing the completion of the New Sponsor Purchase. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01 (including Exhibit 99.1) on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit is filed herewith:

Exhibit	Description

10.1	Waiver, dated August 28, 2025, by and among Armada Acquisition Corp. II, Armada Sponsor II LLC and the other parties thereto.

10.2	Joinder, dated August 28, 2025 by Arrington XRP Capital Fund, LP to Insider Letter Agreement and registration rights agreement.

99.1	Press Release issued August 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2025

By:	/s/ Taryn Naidu
Name:	Taryn Naidu
Title:	Chief Executive Officer and Chairman